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             CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Service Providers of the Successor Fund" included in Post-Effective Amendment No. 1 to the Registration Statement (Form N-14 Nos. 33-47703 and 811-6654) including the Joint Proxy Statement and Prospectus of BNY Hamilton Funds, Inc. filed with the Securities and Exchange Commission.



                                        ERNST & YOUNG LLP


New York, New York
August 8, 2002